EXHIBIT 99.1

SWISHER HYGIENE
Annual Shareholders’ Meeting
June 5, 2013

FORWARD LOOKING INFORMATION
This presentation includes financial forecasts, projections and other forward-
looking statements regarding Swisher Hygiene Inc., its business and prospects.
This forward-looking information is based on management assumptions and expectations which, while considered reasonable by Swisher Hygiene and its management as of the date of this presentation, are subject to risks, uncertainties, and other factors that may cause actual results and performance to materially differ from results or performance expressed or implied by the forward-looking statements. A description of these factors can be found in our Annual Report on
Form 10-K for the year ended December 31, 2012, filed with the Securities and
Exchange Commission ("SEC") on May 1, 2013, and in our other filings with the
SEC, which are available at www.sec.gov. Swisher Hygiene undertakes no obligation to publicly update the forward-looking statements presented, except as required by law.

 » Tom Byrne . . . . . . . . .. . . President and Chief Executive Officer
 » Tom Aucamp . . . . . . . . .EVP and Secretary
 » Bill Nanovsky . . . .  . . . SVP and Chief Financial Officer
 » Tom LaMartina . . . . . . SVP, Sales and Service
 » Blake Thompson .. . . SVP, Manufacturing and Supply Chain
 » Amy Simpson . . . .. . . . VP, Investor Relations
SWISHER MANAGEMENT ATTENDEES

2012 IN REVIEW

RESTATEMENT AND COMPLIANCE
Restatement had Significant Effect on 2012 Results
» Major investment of management time
» Significant accounting, legal and consulting costs, which
 continued until we became a current filer in May 2013
 and regained NASDAQ compliance with the holding of
 this meeting
» Lost revenue and accounting costs offset benefits from
 expense reductions
» Delayed implementation of some elements of four point
 plan

BUT WE DID NOT SIT STILL
Laid the Foundation for 2013 and Future Initiatives
» Key additions to management team
» Implementation of operation and financial initiatives
 » Handheld route technology
 » Consolidation of multiple databases
 » Integration of tuck-in acquisitions
 » Shift  to internal manufacturing
 » Initial expense reductions
» Sale of waste operations
» Ended the year with strong balance sheet

BUSINESS MODEL

SWISHER AT-A-GLANCE
Key Differentiators to Build Around
» Leading provider of essential hygiene and sanitizing
 solutions
» National chemical service footprint
» 50,000 customers and 800 distributors
» Strategic manufacturing plant locations
» $230 million of 2012 revenue
» Leverageable route network

Swisher ULTRA
Foodservice Grade Dish Detergent
Manual Pot & Pan Detergent
Detergente de Platos

SWISHER

CORE SOLUTIONS
We Deliver Clean
CHEMICAL
»General Cleaning
»Warewashing
»Laundry
»Specialty
HYGIENE
»Restroom Care
»Hand Hygiene
»Paper Products
»Air Care
 FACILITY SERVICES
 »Water Filtration
 »Drainline Treatment
 »Bar Towels and Aprons
 »Floor Mats and Mops

SWISHER PLANT
DELIVERY METHOD
Distributor
Common Carrier
Swisher Routes
CUSTOMER
ACCOUNT MANAGER
SWISHER SPECIALIST
3RD PARTY PROVIDER

SWISHER

BUSINESS MODEL
Leveraging Account Relationship and Delivery Options

Cleaning Chemicals $17.9
Dust Control & Linen $4.3
Paper & Plastics $7.9
Food Safety $2.8
Restroom Hygiene $2.4
Other Facility Service Products $1.5

SWISHER

» Products that are critical to our
 customers
» $35 billion market opportunity
» Scalable structure with significant
 leverage from incremental revenue
» Recurring revenue
» Key differentiators in place to generate
 ongoing organic growth and profitability
BUSINESS MODEL AND POSITION
Secured Strong Position in Core Chemical Market
Source: Kline Consulting, Textile Rental
Services Association and various other industry
publications and public competitor filings.
North America Market

OPERATIONAL PLAN

» Enhance customer service and satisfaction
» Strengthen the team
» Simplify and standardize the business model
 » Operational simplification
 » Supply chain rationalization
 » Financial process improvement
 » Brand and product enhancement
» Balanced sales strategy
FOUR POINT PLAN
Keys to Maximizing Customer Satisfaction, Growth and Profitability

IMPACT OF THE PLAN
2012 Initiatives Provided Basis for Continued Progress
» Sustainable organic revenue growth
» $10 million of 2013 annualized expense savings, starting primarily in 2nd half of the year
» $5 million annualized expense savings starting in 1st half 2014
Brand
Consolidation
Internal
Manufacturing
Acquisition
Integration
Database
Consolidation
Handheld
Deployment

101 BRANCHES → 4 REGIONS, 22 AREAS

MULTIPLE CONTACTS → SINGLE POINT OF CONTACT

DIFFERENT → 1

→

SWISHER

OPERATIONAL SIMPLIFICATION
Consolidating Service and Support Infrastructure
PREVIOUS DELIVERY METHOD
Swisher Plant to Branches to Customer
NEW & SIMPLE
Delivery Method
OPERATING MODELS
OPERATING
MODEL
» 35% reduction in square footage in 2013 and 2014
» SG&A reduction in Q3 2013 through Q1 2014

Port St Lucie
SW Conners Hwy
Lake Okeechobee
Pelican Bay
Loxahatchee
Beach
Seminole Indian Res
Coral
Fort Lauderdale
Preserve
Cutler Bay
National Park

Port St
SW Conners Hwy
Lake Okeechobee
Loxaha
Beach
Seminole Indian Res
Cora
Tamiami Trl
Preserve
Cutler Bay
National Park

SWISHER

» 20-30% reduction in
 miles driven
» 10-20% increase in
 revenue per service
 employee
» Improved inventory
 control
» Route expense
 reduction in Q3’13
 through Q2’14
SUPPLY CHAIN RATIONALIZATION
Route Consolidations Reduce Costs and Increase Customer Contact
Before
After

» 50+% reduction in chemical SKUs

Northwest
Northeast
Southwest
Southeast

SWISHER

SUPPLY CHAIN RATIONALIZATION
Plant Consolidations Reduce Multiple Costs
» Improves speed and flexibility
» 20-30% reduction in plant
 inventories
» 70% current plant capacity
 available
» Cost of Sales reduction in Q3’13
 through Q1’14
Transition from 8 to 5 plants
Transition from 50+ to 2 brands

YOUR SOURCE FOR
EVERYTHING
CLEAN
SWISHER

DALEY

Over 100 years of industry leadership and product innovation.
PRIVATE LABEL PROGRAM
Daley is dedicated to meeting customer needs in a way that is unmatched in range and application, from start to finish.

Simplicity

Insecticide

Ultra
Disinfectant

SWISHER

BRAND & PRODUCT ENHANCEMENT
Elevating our Brand and Product Offering
» Increases awareness
» Strengthens price flexibility
» Reduces costs through brand consolidation
» Streamlines product offering
Brand Enhancement
Product Innovation
Sales Support

UPSELLS
{Retention & Growth}

NEW SALES
{Gain}

SWISHER

BALANCED SALES STRATEGY
Finding the Best Mix of Upsells, Field Sales and Multi-unit Sales
Focus All products & services to key market segments

Target Distributor relationships, corporate sourced

              agreements and large independents
Focus All products & services to key market segments

Target Corporate relationships within all GPO’s and

                             multi-unit chains
Account
Manager
Focus All products and service offering
Target Current Swisher customer
Focus Hygiene and facility service offering
Target Current Swisher customer
Hygiene
Specialist
Field
Sales
Corporate
Accounts

DELIVERING
CLEAN
MONDAY
Item
Date
Use By
SWISHER

SWISHER

Upselling a Wide Range of Needed Products and Services
BALANCED SALES STRATEGY
Food Safety Treatment
Water Filtration
Aprons & Chef Wear
Floor Care
Restroom Sanitation
Bathroom Cleaners
Floor Mats & Mops
Dish Machine Products
Pot & Pan Detergents
Warewash Equipment
Specialty Products
Drainline Treatment
All-Purpose Cleaners
Carpet Care Products
Paper Products
Hand Hygiene
On-Premise Laundry
Food Safety Labeling
Food Safety
Odor Control & Misting
Degreasers
Deep Cleaning

VENDOR APPROVED
GPOs/ BUYING GROUPS
DISTRIBUTORS
$-
$25
$50
$75
$100
$125
$150
$175
$200
$225

SWISHER

GPOs and Distributors to Accelerate New Account Sales
BALANCED SALES STRATEGY
$ MILLIONS
FOODSERVICE
HEALTHCARE
HOSPITALITY
RETAIL
Penetration of Current Relationships
Opportunities Cross Multiple Verticals
Current Revenue
Potential Revenue

LOOKING AHEAD

2013 STRATEGY AND TACTICS
Focus on Chemicals and Hygiene
» Focus on core chemical and hygiene operations
» Continue to aggressively implement four point plan
 » Increase sales through combination of customer upsell and balanced mix of new sales
 » Reduce expenses through standardization, simplification and cost eliminations
» Partner with leading providers to offer additional critical services
» Measured expansion into other chemical segments

IMPACT OF PLAN ON FUTURE RESULTS
Recap of Current Targets
» Sequential revenue growth beginning in 2013
» Reduction in both investigation and review-related
 expenses and other professional fees in 2nd quarter of
 2013
» Significant expense reductions beginning in 3rd quarter
 of 2013
» Positive operating cash flow beginning in 3rd quarter of
 2013

CONCLUSION
The Opportunity is Bigger Today Than Originally Envisioned
» Large industry with attractive business characteristics
 and demand still exists for an alternative chemical
 provider
» Focus will be on leveraging unique position within the
 hygiene and chemical portion of our $35 billion market
» Team is executing on four point game plan to enhance
 service, increase revenue and decrease expenses
» Investors will begin to see the results of our efforts in the coming months

CONTACT INFORMATION:
SWISHER INVESTOR SERVICES
(704) 602-7116
INVESTORRELATIONS@SWSH.COM